                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 12, 2006

                            GLOBALOPTIONS GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

      Nevada                          333-117495                73-1703260
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

        75 Rockefeller Plaza, 27th Floor
              New York, New York                                   10019
        ---------------------------------                         -------
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

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          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4  (c)  under  the
    Exchange Act (17 CFR 240.13e-4(c)) -

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         See the disclosure set forth under Item 2.01,  which is incorporated by reference into this Item 1.01.

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On May 12,  2006,  the  Registrant  acquired  substantially  all of the business  and  assets of Secure  Source,  Inc.  ("Secure  Source"),  a  Delaware
corporation. Secure Source is an international risk consulting firm with offices in the Dallas and Washington D.C. areas.

         The acquisition was made pursuant to a certain Asset Purchase Agreement dated May 12, 2006, (the  "Agreement"),  between the Registrant,  Secure Source,
Marian E. Nicastro and David W.  Nicastro.  The purchase  price of $3.25 million included  $2.75  million  in  notes and  $500,000  in the  common  stock  of the
Registrant.

         The  foregoing  description  of the  Agreement  is not  complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith and is incorporated herein by reference.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On May 12, 2006 the  Registrant  closed on an  additional $2 million in principal amount of their 8% Promissory Notes due on June 30, 2006 (the "Notes")
in a transaction exempt from the registration  requirements under the Securities
Act of 1933, as amended (the  "Securities  Act"),  the initial  closing of which took place on March 10, 2006. A form of the Note is filed herewith as an exhibit and is  incorporated  herein  by  reference.  Forms of each of the  Subscription
Agreement,  Subordination  Agreement  and  Agreement  related to the sale of the
Notes were filed as exhibits  to the  Registrant's  Current  Report on Form 8-K, filed with the Commission on March 16, 2006, and are  incorporated  by reference into this Item 2.03.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL  STATEMENTS OF BUSINESSES  ACQUIRED.  In accordance  with
Item 9.01(a),  Secure Source's audited financial  statements will be filed by an amendment to this Current Report on Form 8-K as soon as  practicable,  but in no event later than 71 days after this Report on Form 8-K is required to be filed.

         (b) PRO FORMA FINANCIAL  INFORMATION.  In accordance with Item 9.01(b), pro forma  financial  statements  will be filed by an  amendment to this Current
Report on Form 8-K as soon as  practicable,  but in no event  later than 71 days after this Report on Form 8-K is required to be filed.

         (d) EXHIBITS.

         The exhibits listed in the following Exhibit Index are filed as part of this Report.

         Exhibit No.                  Description
         -----------                  -----------

              4             Form of Promissory Note.

             10.1           Asset Purchase  Agreement,  dated as of May 12, 2006
                            by and between  GlobalOptions  Group,  Inc.,  Secure
                            Source,  Inc.,  Marian  E.  Nicastro  and  David  W.
                            Nicastro.

             10.2           Form of Subscription Agreement.*

             10.3           Form of Agreement.*

             10.4           Form of Subordination Agreement.*

*Filed as an exhibit  to the  Registrant's  Current  Report on Form 8-K filed on
March 16, 2006 with the Commission.

                                       2

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 15, 2006                    GLOBALOPTIONS GROUP, INC.

                                       By: /s/ Harvey W. Schiller
                                           -------------------------------------
                                           Harvey W. Schiller, Ph.D.
                                           Chairman and Chief Executive Officer

         Exhibit No.                  Description
         -----------                  -----------

              4             Form of Promissory Note.

             10.1           Asset Purchase  Agreement,  dated as of May 12, 2006
                            by and between  GlobalOptions  Group,  Inc.,  Secure
                            Source,  Inc.,  Marian  E.  Nicastro  and  David  W.
                            Nicastro.

             10.2           Form of Subscription Agreement.*

             10.3           Form of Agreement.*

             10.4           Form of Subordination Agreement.*

*Filed as an exhibit  to the  Registrant's  Current  Report on Form 8-K filed on
March 16, 2006 with the Commission.